EXHIBIT 10.5


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT

                  THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "First Amendment"), dated as of October 27, 1998, is between and among Children's Broadcasting Corporation, a Minnesota corporation ("CBC"), Children's Radio of Dallas, Inc., a Minnesota corporation, Children's Radio of Phoenix, Inc., a Minnesota corporation, Children's Radio of New York, a New Jersey corporation (collectively, the "Asset Subsidiaries"), KAHZ-AM, Inc., a Minnesota corporation, KIDR-AM, Inc., a Minnesota corporation, WJDM-AM, Inc., a Minnesota corporation (the "License Subsidiaries", and together with the Asset Subs and CBC, the "Sellers") and Radio Unica Corp. (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are also parties to that certain Asset Purchase Agreement, dated as of October 26, 1998 (the "APA") pursuant to which the Buyer has agreed to purchase from Sellers radio broadcast stations KAHZ (AM), Fort Worth, Texas, KIDR (AM), Phoenix, Arizona, WJDM (AM), Elizabeth, New Jersey, and WBAH (AM), Elizabeth, New Jersey (the "Stations");

                  WHEREAS, Sellers previously entered into a purchase agreement with Catholic Radio Network, LLC ("CRN"), dated April 17, 1998, as amended (the "CRN Agreement") pursuant to which Sellers agreed to sell to CRN, among other things, the Stations;

                  WHEREAS, Sellers and CRN have entered into a second amendment to the CRN Agreement, dated as of October 26, 1998 (the "Second Amendment"), pursuant to which CRN has terminated its rights to acquire the Stations; and

                  WHEREAS, the Effective Time (as defined in the APA) has occurred as a consequence of the Second Amendment and Sellers and Buyer desire to remove certain conditions to the obligations of the parties to the APA relating to the termination of CRN's rights to acquire the Stations and the CRN Agreement.

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                  NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other valuable consideration, receipt of which is hereby acknowledged, Sellers and Buyer agree as follows:
                  1. The first paragraph in Article 1 (Sale and Transfer of Assets) of the APA is hereby deleted in its entirety.

                  2. Section 8.5(f) (regarding the termination of the CRN Agreement) is hereby deleted in its entirety.

                  3. Except where inconsistent with the express terms of this First Amendment, all provisions of the APA as originally entered into shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

                                            RADIO UNICA CORP.

                                            By:  /s/ Joaquin F. Blaya
                                                 -------------------------------
                                            Name:    Joaquin F. Blaya
                                            Title:   Chairman & CEO


                                            CHILDREN'S BROADCASTING CORPORATION

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:  Christopher T. Dahl
                                            Title:   President & CEO


                                            CHILDREN'S RADIO OF DALLAS, INC.

                                            By:  /s/ Chistopher T. Dahl
                                                 -------------------------------
                                            Name: Christopher T. Dahl
                                            Title:   President & CEO

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                                            CHILDREN'S RADIO OF PHOENIX, INC.

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:    Christopher T. Dahl
                                            Title:   President & CEO


                                            CHILDREN'S RADIO OF NEW YORK, INC.

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:    Christopher T. Dahl
                                            Title:   President & CEO


                                            KAHZ-AM, INC.

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:    Christopher T. Dahl
                                            Title:   President & CEO


                                            KIDR-AM, INC

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:    Christopher T. Dahl
                                            Title:   President & CEO


                                            WJDM-AM, INC.

                                            By:  /s/ Christopher T. Dahl
                                                 -------------------------------
                                            Name:    Christopher T. Dahl
                                            Title:   President & CEO